Exhibit 10.1

Supplemental Agreement No. 25

to

Purchase Agreement No. 1980

between

The Boeing Company

and

AMERICAN AIRLINES, INC

Relating to Boeing Model 777 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into this 19th day of August, 2011, (SA-25) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and American Airlines, Inc. (Customer);

RECITALS:

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1980 dated as of October 31, 1997, as amended and supplemented relating to Boeing Model 777 aircraft (the Purchase Agreement) (capitalized terms used herein without definition shall have the meanings specified therefor in such Purchase Agreement); and

WHEREAS, Customer has provided notice to exercise as a 777-323ER Aircraft a QADP Right with delivery scheduled for [*CTR*] and a MADP Right with delivery scheduled for [*CTR*];

WHEREAS, Boeing and Customer have agreed to a reduced advance payment schedule of [*CTR*] for all undelivered Firm Aircraft and upon the exercise of Rights Aircraft;

NOW THEREFORE, In consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents:

The “Table of Contents” to the Purchase Agreement is deleted in its entirety and a revised “Table of Contents” attached hereto and identified with an “SA-25” legend, is substituted in lieu thereof to reflect the changes made by this SA-25.

P.A. No. 1980	i	SA-25

BOEING PROPRIETARY

Note: Where used on this Exhibit 10.1, [*CTR*] represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

2. Table 1-7:

Table 1-7 entitled 777-323ER Substitute Aircraft Delivery, Description, Price and Advance Payments is deleted in its entirety and a revised Table 1-7, attached hereto, is substituted in lieu thereof to set forth the 777-323ER aircraft with deliveries scheduled for [*CTR*].

3. Supplemental Exhibit BFE1-2:

Supplemental Exhibit BFE1-2 entitled Buyer Furnished Equipment Variables relating to Boeing Model 777-323ER Aircraft is deleted in its entirety and a revised BFE1-2, attached hereto, is substituted in lieu thereof to set forth the preliminary BFE on-dock dates for the [*CTR*] 777-323ER Aircraft.

4. Letter Agreement No. 6-1162-AKP-110R3:

Attachment C entitled Information Regarding QADP Rights to Letter Agreement No. 6-1162-AKP-110R3 entitled Aircraft Purchase Rights and Substitution Rights is deleted in its entirety and a revised Attachment C, attached hereto, is substituted in lieu thereof to set forth the exercise of the [*CTR*] QADP Right via this SA-25.

Attachment B entitled Information Regarding MADP Rights to Letter Agreement No. 6-1162-AKP-110R3 entitled Aircraft Purchase Rights and Substitution Rights is deleted in its entirety and a revised Attachment B, attached hereto, is substituted in lieu thereof to set forth the exercise of the [*CTR*] MADP Right via this SA-25.

Nothing in this SA-25 precludes Customer from hereafter exercising its Substitution Right in accordance with Paragraph 5 of Letter Agreement No. 6-1162-AKP-110R3 entitled Aircraft Purchase Rights and Substitution Rights.

5. Letter Agreement No. AAL-PA-1980-LA-04205R2:

Letter Agreement No. AAL-PA-1980-LA-04205R2 entitled Aircraft Performance Guarantees – 777-323ER is deleted in its entirety and a revised Letter Agreement No. AAL-PA-1980-LA-04205R3, attached hereto, is substituted in lieu thereof to apply the performance guarantees stated therein to the [*CTR*] Aircraft, which are being exercised via this SA-25, in addition to all Aircraft set forth in Table 1-7, which were exercised via Supplemental Agreement Numbers 22, 23, and 24.

6. Letter Agreement No. AAL-PA-1980-1105629:

Letter Agreement No. AAL-PA-1980-1105629 entitled Advance Payments and Permitted Transactions, attached hereto, is added to the Purchase Agreement to set forth, among other things, [*CTR*] advance payment schedule for all undelivered Firm Aircraft and upon the exercise of Rights Aircraft inclusive of the [*CTR*] Aircraft being exercised via this SA-25.

[*CTR*]

P.A. No. 1980	ii	SA-25

BOEING PROPRIETARY

The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect. In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this Supplemental Agreement No. 25, the terms of the exhibits will control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AMERICAN AIRLINES, INC.

By:	/s/ Ken Takahashi	By:	/s/ Beverly Goulet
Name:	Ken Takahashi	Name:	Beverly Goulet
Its:	Attorney-In-Fact	Its:	VP Corporate Development & Treasurer

P.A. No. 1980	iii	SA-25

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		PAGE & SA NUMBER

1.	Quantity, Model and Description	1, SA-20

2.	Delivery Schedule	1, SA-20

3.	Price	1, SA-20

4.	Payment	2, SA-20

5.	Miscellaneous	2, SA-20

TABLE		SA NUMBER

1.	777-200ER Aircraft Information Table: [*CTR*] Jul. [*CTR*] Airframe Base Year Jul. [*CTR*] Engine Base Year	Original Purchase Agreement, SA-3, SA-17 & SA-18

1-1.	777-200IGW Aircraft Information Table: 1999 Deliveries Jul. 1995 Airframe & Engine Base Year	SA-1

1-2.	777-200IGW Aircraft Information Table: 2000-2001 Deliveries Jul. 1995 Airframe & Engine Base Year	SA-2 & SA-6

1-3.	777-200IGW Aircraft Information Table: 2000-2001 Deliveries Jul. 1995 Airframe Base Year Jul. 1997 Engine Base Year	SA-4, SA-5, SA-6, SA-7 & SA-9

1-4.	777-200IGW Aircraft Information Table: 2000-2001 Deliveries Jul. 1995 Airframe Base Year Jul. 1998 Engine Base Year	SA-5, SA-6 & SA-9

1-5.	777-223IGW Aircraft Information Table: 2001-2002 Deliveries Jul. 1995 Airframe Base Year Jul. 1999 Engine Base Year	SA-10, SA-11, SA-12 & SA-15

1-6.	777-200IGW Aircraft Information Table: 2003 Deliveries Jul. 1995 Airframe Base Year Jul. 1995 Engine Base Year	SA-13

1-7.	777-323ER Substitute Aircraft Jul. [*CTR*] Base Year	SA-25

TABLE		SA NUMBER

2.	777-223IGW Aircraft Information Table: 2009-2010 Deliveries Jul. 1995 Airframe Base Year Jul. 2001 Engine Base Year	SA-15 & SA-16

3.	777-223IGW Aircraft Information Table: 2006-2010 Deliveries Jul. 1995 Airframe Base Year [*CTR*] Jul. 2001 Engine Base Year	SA-15 & SA-16

P.A. No. 1980		SA-25
Table of Contents, Page i	BOEING PROPRIETARY

EXHIBIT		SA NUMBER

A.	Aircraft Configuration

A1.	Aircraft Configuration – 777-323ER	SA-20

B.	Aircraft Delivery Requirements and Responsibilities	SA-20

C.	Defined Terms	SA-20
SUPPLEMENTAL EXHIBITS		SA NUMBER

AE1.	Escalation Adjustment Airframe and Optional Features - 777-323ER	SA-20

BFE1.	BFE Variables

BFE1-2.	BFE Variables - 777-323ER	SA-25

CS1.	Customer Support Variables

CS1-2	Customer Support Variables - 777-323ER	SA-20

SLP1	Service Life Policy Components

EE1-BR1.	Engine Escalation and Engine Warranty	SA-15

EE1-2.	Engine Escalation, Engine Warranty and Patent Indemnity – 777-323ER	SA-20

LETTER AGREEMENTS		PA or SA NUMBER

6-1162-AKP-070	Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft

6-1162-AKP-071R1	Purchase Obligations	PA3219

6-1162-AKP-072R3	[*CTR*]	SA-20

6-1162-AKP-073R1	Accident Claims and Litigation	PA3219

6-1162-AKP-109R3	Business Considerations	SA-20

6-1162-AKP-110R3	Aircraft Purchase Rights and Substitution Rights	SA-20

P.A. No. 1980		SA-25
Table of Contents, Page ii	BOEING PROPRIETARY

Attachment A	Description and Price for Eligible Models	SA-20

Attachment B	Information Regarding MADP Rights	SA-25

Attachment C	Information Regarding QADP Rights	SA-25

Attachment D	Forms of Purchase Agreement Supplement	SA-20

Attachment E	Letter Agreements	SA-20

Attachment F	Information regarding MADP and QADP Rights if no 787s are reconfirmed	SA-20

6-1162-AKP-111	Aircraft Performance Guarantees

AAL-PA-1980-LA-1003346	Aircraft Performance Guarantees - 777-323ER	SA-20

AAL-PA-1980-LA-04205R3	Aircraft Performance Guarantees – 777-323ER	SA-25

6-1162-AKP-112	Spares Matters

6-1162-AKP-113	Model 777 Miscellaneous Commitments

6-1162-AKP-114R1	Installation of Cabin Systems Equipment	SA-22

AAL-PA-1980-LA-1003493	Installation of Cabin Systems Equipment – 777-323ER	SA-20

6-1162-AKP-115	Component and System Reliability Commitments

6-1162-AKP-116	Price Adjustment on Rolls-Royce Engines

6-1162-AKP-117	Delivery Schedule

6-1162-AKP-118R2	Confidentiality	SA-20

6-1162-AKP-204	Multiple Operating Weight Program Model 777-200IGW Aircraft	SA-6

AAL-PA-1980-LA-1003536R1	Multiple Operating Weight Program, Model 777-323ER Aircraft	SA-21

AAL-PA-1980-LA-1003344	Open Configuration Matters -777-323ER	SA-20

AAL-PA-1980-LA-1104563	Performance Guarantees for Rights Aircraft	SA-23

AAL-PA-1980-LA-1105629	Advance Payments and Permitted Transactions	SA-25

P.A. No. 1980		SA-25
Table of Contents, Page iii	BOEING PROPRIETARY

Table 1-7

777-323ER Substitute Aircraft

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-300ER	775000 pounds	Detail Specification:	[*CTR*]	4Q10 External Fcst
Engine Model/Thrust:	GE90-115BL	115300 pounds	Airframe Price Base Year/Escalation Formula:	[*CTR*]	ECI-MFG/CPI
Airframe Price:		[*CTR*]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		[*CTR*]

Sub-Total of Airframe and Features:		[*CTR*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*CTR*]	Base Year Index (ECI):	[*CTR*]
Aircraft Basic Price (Excluding BFE/SPE):		[*CTR*]	Base Year Index (CPI):	[*CTR*]

Buyer Furnished Equipment (BFE) Estimate:		[*CTR*]
Seller Purchased Equipment (SPE) Estimate:		[*CTR*]
Deposit per Aircraft:		[*CTR*]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)			Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*CTR*]	[*CTR*] Mos.	[*CTR*] Mos.	Total
			Serial Number	Exercised Via		[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2012	1	[*CTR*]	31543	SA-20	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2012	1	[*CTR*]	41665	SA-20	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	41668	SA-23	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	31546	SA-22	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	31547	SA-23	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	33125	SA-24	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	31548	SA-25	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	41666	SA-25	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]

Features Include	MTOW to 775K	[*CTR*]
	Average Features	[*CTR*]
	8 bunk attendant rest	[*CTR*]
	Flight crew rest	[*CTR*]
	Total	[*CTR*]
AAL-PO-01980
SA-20-APR55725
SA-22, SA-23, SA-24, SA-25 APR 56305

Boeing Proprietary	SA-25 1

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

American Airlines, Inc.

Supplemental Exhibit BFE1-2

to Purchase Agreement Number 1980

P.A. No. 1980	BFE1-2	SA-25

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 777-323ER AIRCRAFT

This Supplemental Exhibit BFE1-2 contains supplier selection dates, on-dock dates and other requirements applicable to the Model 777-323ER aircraft (Aircraft).

1. Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	August 1, 2011**

Galley Inserts	August 1, 2011**

Seats (Suites)	N/A

Seats (F/C, B/C, Premium E/C)	March 1, 2011**

Seats (Economy class)	August 1, 2011**

Overhead & Audio System	August 1, 2011**

In-Seat Video System	***

Miscellaneous Emergency Equipment	August 1, 2011

**	Part numbers can be provided at a later date.
***	IFE Supplier Selection is concurrent with the longest lead passenger seat program.

P.A. No. 1980	BFE1-2	SA-25

BOEING PROPRIETARY

2. On-dock Dates and Other Information.

On or before February 1, 2012, Boeing will provide to Customer the BFE Requirements electronically in My Boeing Fleet (MBF), through My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

Item	Preliminary On-Dock Dates
	[*CTR*] 2012 Aircraft	[*CTR*] 2012 Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]

Item	Preliminary On-Dock Dates
	[*CTR*] 2013 Aircraft	[*CTR*] 2013 Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]

P.A. No. 1980	BFE1-2	SA-25

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	[*CTR*] 2013 Aircraft	[*CTR*] 2013 Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]

Item	Preliminary On-Dock Dates
	[*CTR*] 2013 Aircraft	[*CTR*] 2013 Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]

3. Additional Delivery Requirements—Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment

P.A. No. 1980	BFE1-2	SA-25

BOEING PROPRIETARY

Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

P.A. No. 1980	BFE1-2	SA-25

BOEING PROPRIETARY

Attachment B to Letter Agreement 6-1162-AKP-110R3 (Model 777)

Information Regarding MADP Rights

MSN	Exercise Date	Delivery Month/Year
41665	[*CTR*]	[*CTR*]
31546	[*CTR*]	[*CTR*]
31547	[*CTR*]	[*CTR*]
33125	[*CTR*]	[*CTR*]
41666	[*CTR*]	[*CTR*]
67680	[*CTR*]	[*CTR*]
67655	[*CTR*]	[*CTR*]
67660	[*CTR*]	[*CTR*]
101795	[*CTR*]	[*CTR*]
	[*CTR*]	[*CTR*]
71938	[*CTR*]	[*CTR*]
71939	[*CTR*]	[*CTR*]
71940	[*CTR*]	[*CTR*]
71942	[*CTR*]	[*CTR*]

PA No. 1980	SA No. 25	Page 1 of 1

Attachment C to Letter Agreement 6-1162-AKP-110R3 (Model 777)

Information Regarding QADP Rights

MSN	Exercise Date	Delivery Quarter
~~101789~~	[*CTR*]	[*CTR*]
31543	[*CTR*]	[*CTR*]
~~101790~~	[*CTR*]	[*CTR*]	SA-21
41668	[*CTR*]	[*CTR*]
31548	[*CTR*]	[*CTR*]
	[*CTR*]	[*CTR*]
~~68870~~	[*CTR*]	[*CTR*]	SA-21
101790	[*CTR*]	[*CTR*]	SA-21
101794	[*CTR*]	[*CTR*]
	[*CTR*]	[*CTR*]
68872	[*CTR*]	[*CTR*]
68870	[*CTR*]	[*CTR*]	SA-21
68864	[*CTR*]	[*CTR*]
101798	[*CTR*]	[*CTR*]
101801	[*CTR*]	[*CTR*]

PA No. 1980	SA No. 25	Page 1 of 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-1980-LA-04205R3

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	Aircraft Performance Guarantees – 777-323ER

Reference:	Purchase Agreement No. PA-1980 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 777-323ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

For the Aircraft set forth in Table 1-7, which are exercised via Supplemental Agreements No. 22, 23, 24, and 25, Boeing agrees to provide Customer with the guarantees set forth in Attachment A hereto. These guarantees are exclusive and will expire upon delivery of the Aircraft to Customer.

1. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part without the prior written consent of Boeing.

2. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

AAL-PA-1980-LA-04205R2		SA-25
Performance Guarantees – 777-323ER		Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 19, 2011

American Airlines, Inc.

By	/s/ Beverly Goulet
Its	VP Corporate Development and Treasurer

AAL-PA-1980-LA-04205R2		SA-25
Performance Guarantees – 777-323ER		Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-1980-LA-1105629

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	Advance Payments and Permitted Transactions

Reference:	Purchase Agreement No. 1980 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 777 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Advance Payments for Aircraft.

Notwithstanding Article 4.2 of the Purchase Agreement and any tables to the Purchase Agreement that set forth Boeing’s standard [*CTR*] Advance Payment Schedule for exercised Rights Aircraft (“the Standard Advance Payment Schedule”), Boeing and Customer agree that the Advance Payment Schedule [*CTR*], is hereby amended as follows:

1.1	Customer will make Advance Payments to Boeing in the amount of [*CTR*] of the Advance Payment Base Price of each Aircraft and will do so as follows (the “Modified Advance Payment Schedule”): (a) [*CTR*] will be due [*CTR*], and (b) [*CTR*] will be due [*CTR*] may be modified from time to time.

1.2	Notwithstanding Section 1.3 of Letter Agreement No. 6-1162-AKP-070 entitled Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft, Customer will pay Boeing [*CTR*] (which, for this purpose, [*CTR*] determined as provided in Paragraph 1.3 below. [*CTR*] pursuant to Paragraphs 1.1 above. [*CTR*].

1.3	[*CTR*]

P.A. NO. 1980		SA-25
Advance Payments and Permitted Transactions		Page 1
BOEING PROPRIETARY

1.4	Notwithstanding Sections 1.2 and 1.3 above, [*CTR*]. Boeing and Customer acknowledge that the execution of Supplemental Agreement No. 25 to the Purchase Agreement fulfills condition (a) above.

1.5	Attachment A hereto sets forth the calculation of the revised Advanced Payments due as of the date of the Supplemental Agreement No. 25 for the undelivered Firm Aircraft and a reconciliation of such revised Advance Payment to the Advanced Payments previously paid in accordance with the Standard Advanced Payment Schedule.

2. Permitted Transactions.

Notwithstanding Article 9.2 of the AGTA, Boeing agrees that Customer may from time to time prior to delivery of any Aircraft enter into arrangements and agreements with lenders, lessors or other parties (whose business includes, but may not be limited to, the financing of aircraft) for the purpose of (a) financing Advance Payments made or to be made with respect to the Aircraft (an “Advance Payment Facility”) and/or (b) [*CTR*], and the corresponding obligation to make Advance Payments with respect thereto, are conveyed to such a party (a [*CTR*] and, together with an Advance Payment Facility, the “Permitted Transactions”).

For the purpose of securing an Advance Payment Facility and notwithstanding the provisions of the Security Agreement between Boeing and Customer dated as of October 16, 2002, as may be subsequently amended or revised, Customer may [*CTR*] provided that Customer and Customer’s financiers accept Boeing’s customary terms and conditions for consenting to such pledge of security including, but not limited to, the following:

(i)	if Customer’s financier gives notice that it intends to exercise its [*CTR*], Boeing shall have the right to assume those rights with respect to such Aircraft by [*CTR*] and received and retained by Boeing with respect to that Aircraft (Manufacturer’s Option);

(ii)	Customer shall continue at all times to remain liable to Boeing under the Purchase Agreement to perform all duties and obligations of Customer;

(iii)	Boeing shall not be subject to any additional liability as a result of the pledge of security which Boeing would not otherwise be subject to under the Purchase Agreement;

P.A. NO. 1980		SA-25
Advance Payments and Permitted Transactions		Page 2
BOEING PROPRIETARY

(iv)	the pledge of security shall not modify in any respect the continued rights of Boeing under the Purchase Agreement, or require Boeing to divest itself of title to or possession of the Aircraft, or any other things, until delivery thereof and full payment is provided to Boeing; and

(v)	In lieu of the concessions granted to Customer under the Purchase Agreement, [*CTR*]. In calculating the amount payable by the financier for an Aircraft, the financier shall receive [*CTR*].

To assist Customer with [*CTR*]. Any such [*CTR*] shall be subject to the conditions that (i) it shall not subject Boeing to any liability as a result of the assignment which Boeing would not otherwise be subject to under the Purchase Agreement and (ii) no such assignment will require Boeing to divest itself of title to or possession of the aircraft until [*CTR*].

Any pledge or assignment of rights under the Purchase Agreement in connection with a Permitted Transaction with respect to any Aircraft is contingent upon Boeing’s consent, which shall not be unreasonably withheld or delayed. Boeing agrees to cooperate in good faith with Customer and to take such actions as may be reasonably requested by Customer to facilitate Permitted Transactions. Notwithstanding Paragraph 1.1 above, Advance Payments in respect of any Aircraft that is subjected to a Permitted Transaction will be made in accordance with the Standard Advance Payment Schedule. Advance Payments for all Aircraft that are not subject to Permitted Transactions will be made in accordance with Paragraph 1 above.

For avoidance of doubt, nothing within this Letter Agreement is intended to, nor shall it, derogate the rights and obligations of Boeing and Customer with regard to the financing of aircraft at or following delivery in accordance with Article 9.2 of the AGTA.

3. Confidential Treatment.

Customer and Boeing understand certain commercial and financial information contained in this Letter Agreement is considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as required by law or government regulation.

P.A. No. 1980		SA-25
Advance Payments and Permitted Transactions		Page 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: August 19, 2011

American Airlines, Inc.

By	/s/ Beverly Goulet
Its	VP Corporate Development and Treasurer

P.A. No. 1980		SA-25
Advance Payments and Permitted Transactions		Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

Attachment A

to

AAL-PA-1980-LA-1105629

entitled

Advance Payments and Permitted Transactions

Advance Payments Pursuant to SA-35 to Purchase Agreement 1977

Addition of ([*CTR*]) 737NG Exercised Rights Aircraft	[*CTR*]
[*CTR*] 737NG Advance Payment Schedule on [*CTR*] Table 1D 2013 Aircraft	[*CTR*]
Removal of ([*CTR*]) Rights Aircraft	([*CTR*])

Total Due for SA-35 to PA-1977	[*CTR*]

Advance Payments Pursuant to SA-25 to Purchase Agreement 1980

[*CTR*] 777 Advance Payment Schedule on Firm Undelivered Aircraft	([*CTR*])

[*CTR*]Advance Payments [*CTR*] of SA-35 to PA 1977
and SA-25 to PA 1980	$[*CTR*]

P.A. No. 1980		SA-25
Advance Payments and Permitted Transactions		Page 1
BOEING PROPRIETARY